UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2004

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-15403	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414)  765-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (SEC File No. 333-33814) of Marshall & Ilsley Corporation (“M&I”) relating to the offering of up to an aggregate of $1.5 billion of debt securities and the Registration Statement on Form S-3 (SEC File No. 333-116138) of Marshall & Ilsley Corporation relating to the offering of up to $3 billion of certain debt and equity securities.

On November 19, 2004, M&I established a medium-term note program for its Medium Term Notes Series F (“Medium Term Notes”).  The purpose of this report is to file with the Commission the Distribution Agreement dated November 19, 2004 by and among M&I and Robert W. Baird & Co. Incorporated, Barclays Capital Inc., Bear Stearns & Co. In., Citigroup Global Markets, Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC, related to the program.

On November 29, 2004, M&I commenced an offering of $150 million of its common stock.  The purpose of this report is to file with the Commission the Underwriting Agreement dated November 29, 2004 by and among M&I and Citigroup Global Markets, Inc., as representative of the several underwriters named in Schedule I thereof.

Item 9.01.  Exhibits.

Exhibit No.	Description

1.1

Distribution Agreement dated November 19, 2004 by and among M&I and Robert W. Baird & Co. Incorporated, Barclays Capital Inc., Bear Stearns & Co. In., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC

1.2	Underwriting Agreement dated November 29, 2004 by and among M&I and Citigroup Global Markets, Inc., as representative of the several underwriters named in Schedule 1 thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 1, 2004

MARSHALL & ILSLEY CORPORATION

By:

/s/ Randall J. Erickson

Randall J. Erickson, Senior Vice President,

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1

Distribution Agreement dated November 19, 2004 by and among M&I and Robert W. Baird & Co. Incorporated, Barclays Capital Inc., Bear Stearns & Co. In., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC

1.2	Underwriting Agreement dated November 29, 2004 by and among M&I and Citigroup Global Markets, Inc., as representative of the several underwriters named in Schedule I thereof.